UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02575

Morgan Stanley Liquid Asset Fund Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	August 31,

Date of reporting period:	August 31, 2015

Item 1 - Report to Shareholders

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2015 Morgan Stanley

ILAANN
1308378 EXP 10.31.16

INVESTMENT MANAGEMENT

Morgan Stanley Liquid Asset Fund Inc.

Annual Report

August 31, 2015

Morgan Stanley Liquid Asset Fund Inc.

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	10
Portfolio of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	19
Statements of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	29
Investment Advisory Agreement Approval	30
U.S. Privacy Policy	33
Director and Officer Information	38

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley Liquid Asset Fund Inc. (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended August 31, 2015

Market Conditions

The overall trend in U.S. economic data was positive over the reporting period. Gross domestic product (GDP) growth registered 4.3 percent in the third quarter of 2014, building on the momentum of the prior quarter's 4.6 percent rate.(i) GDP growth then moderated to 2.1 percent in the fourth quarter of 2014. As expected, GDP weakened in the first quarter 2015, slowing to a paltry 0.6 percent rate due to challenges with harsh winter weather and the strengthening U.S. dollar. Largely putting to rest fears that first quarter weakness would carry forward, growth in the second quarter of 2015 rebounded to a stronger-than-anticipated 3.7 percent growth rate, as transitory factors evident in the prior quarter abated.

While economic growth continued to exhibit a choppy pattern, labor market conditions have improved markedly. Non-farm payrolls rose an average of 324,000 per month in the fourth quarter of 2014 and 195,000 in the first quarter of 2015, a somewhat subdued but still healthy pace in light of the temporary economic slowdown.(ii) In the second quarter, payrolls gains accelerated to an average of 230,000, while the first two months of the third quarter saw average increases of 209,000. Healthy job creation and fairly static participation rates have allowed the unemployment rate to fall to 5.1 percent, at or near the Federal Reserve's (Fed) definition of full employment.

The actions of the Federal Open Market Committee (FOMC) continued to be a major focus in our markets.

The September FOMC meeting statement and accompanying Summary of Economic Projections (SEP) largely met market expectations. The FOMC stated that it still saw significant under-utilization of labor resources but acknowledged that the economy continued to expand at a moderate pace. The process of tapering the asset purchase program continued as expected, reducing the pace by $10 billion to $15 billion per month. The FOMC indicated that if incoming data is supportive, the program would end at the next Committee meeting. The forward guidance on interest rates remained unchanged as the fed funds rate was set to be kept low for a "considerable" time after the end of the asset purchase program. Despite this statement, FOMC officials raised their median forecasts for interest rates at the end of 2015 up to 1.375 percent from 1.125 percent at the June meeting, as 14 of the 17 voting members believe that 2015 will be the appropriate time to increase interest rates off of the zero bound.(iii)

The FOMC also continued to test the Federal Reserve Bank of New York's (FRBNY) overnight fixed-rate reverse repurchase agreement (RRP) facility, their tool created to help control short-term rates. In September, the FOMC revised several facility parameters. The allotment size increased from $10 billion to $30 billion per counterparty per day, but the total program size was capped at $300 billion. During instances where bids are

(i)  GDP data from the Bureau of Economic Analysis

(ii)  Jobs and unemployment data from the Bureau of Labor Statistics

(iii)  Fed funds rate projections from the Federal Open Market Committee over $300 billion in total, the overnight RRP rate will be awarded by a modified Dutch auction, otherwise the rate will be 0.05 percent.

At the October FOMC meeting, the tapering of the asset purchase program concluded as expected with purchases reduced by a final $15 billion. This reduction came as the FOMC upgraded the assessment of the current conditions in the economy and the labor market. The FOMC acknowledged "solid job gains and a lower unemployment rate" and that "underutilization of labor market resources is gradually diminishing." The forward guidance language remained unchanged as the FOMC pledged to keep rates at current levels for a "considerable time," while subsequent decisions will be data dependent.

The December FOMC meeting included an update to its quarterly SEP. Much of the focus of this meeting was on the interest rate forward guidance. The FOMC changed its former pledge to keep rates on hold for a "considerable time," to new messaging that it will be "patient" in raising rates. The official statement said, "Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy." Fed officials lowered their median forecasts for interest rates at the end of 2015 down to 1.125 percent from 1.375 percent at the September meeting. Despite this drop, 15 of the 17 voting members still believe that 2015 will be the appropriate time to increase interest rates off of the zero bound.

The FRBNY also made slight adjustments to the RRP. It experimented with using different rates, ranging from 0.03 percent to 0.10 percent, during November and December. The FOMC added up to $300 billion in term repos that all matured on January 2, 2015. The combination of overnight and term repos added $600 billion in supply, aiding the collateral squeeze at year-end. Outstandings in the term and overnight RRP were $226 billion and $171.12 billion, respectively, at year-end 2014. Aggregating the overnight and term RRP over year-end (total $397 billion) underscores the severity of supply constraints in our markets at quarter-end periods.

As expected, the January FOMC meeting provided no major policy changes, but nonetheless delivered the Fed's updated views on the market. There was no change to the interest rate forward guidance in the statement, as the Fed pledged to be "patient" in raising interest rates. As long as this language remained in the Fed's messaging, rate hikes were unlikely for at least two subsequent FOMC meetings. When assessing the economy, the Fed acknowledged the strong growth in the U.S. and said that inflation has declined further largely due to declining energy prices. The Fed added language saying it will weigh international developments when making policy decisions. The FOMC also extended the testing of the RRP operations by another year to January 29, 2016.

As has been the case with other recent meetings, much of the focus of the March FOMC meeting was on the interest rate forward guidance. In reference to language regarding the first increase in rates, the FOMC changed its former pledge that it will be "patient" in raising rates to new messaging that it will increase rates when it is "reasonably confident" that inflation is moving toward the 2 percent objective over the medium term. With this change, the Fed is moving away from being time dependent and more toward being data dependent with a more explicit focus on inflation. This meeting was accompanied by the quarterly SEP. Fed officials lowered their median forecasts for interest rates at the end of 2015 down to 0.625 percent from 1.125 percent at the December meeting. Fifteen of the 17 voting members still believed that 2015 will be the appropriate time to increase interest rates off of the zero bound. This suggested that they expect rates to increase this year, but rise at a slower pace than previously communicated.

The FRBNY conducted four auctions in February and March with one-week terms to further test the RRP facility. Over the quarter ended March 31, 2015, the FOMC added $200 billion in term RRP, which matured just after March month-end. The term auction ended up with a total of $176.26 billion in outstandings and the overnight RRP was $202.235 billion on month-end for an aggregate total amount of $378.495 billion, slightly lower than year-end net totals.

Consistent with expectations, the April FOMC meeting provided no major policy changes, but nonetheless delivered an updated statement of the Fed's views on the market. The most notable change from the March FOMC statement came in the assessment of the economy. While the pace of job growth "moderated" during the economic slowdown during the winter months, the statement noted that the FOMC perceives this pause in growth to be due to "transitory" factors. The Fed's interest rate forward guidance was maintained as the Committee anticipates that it will increase rates when it is "reasonably confident" that inflation is moving toward the 2 percent objective over the medium term. Due in part to the slowdown in the first quarter and tepid inflation, market expectations for a rate hike were pushed back, as the probability of an increase in rates at the June meeting had decreased.

The June FOMC meeting was accompanied by the quarterly SEP and a press conference with Fed Chair Janet Yellen. The much-anticipated updated interest rate projections from FOMC members showed that the median forecast for the fed funds rate at the end of 2015 was unchanged from the March statement at 0.625 percent. Fifteen of the 17 voting members believe that 2015 will be the appropriate time to increase interest rates off of the zero bound.

The Fed noted that the economy and labor market are improving but it needs to see more progress before raising rates. Specifically, the central bank has communicated that lift-off will be appropriate when it sees further improvement in the labor market and is "reasonably confident" that inflation is moving toward its 2 percent objective over the medium term. In the press conference, Chair Yellen reiterated that the forward path of rate hikes will be very gradual and that all policy decisions will be data dependent.

The July FOMC meeting went fairly as expected. While no major changes were announced, there were some small and meaningful adjustments to the FOMC statement. The statement upgraded the assessment of the labor market, noting the continued improvement with "solid job gains." Forward guidance was also slightly tweaked, as the Fed said it needs only to see "some" further improvement in the labor market, in addition to its previous pledge on being reasonably confident that inflation is moving back toward its objective over the medium term. Overall, the Fed provided itself with flexibility moving forward, allowing it to be data dependent on future policy decisions, as it is not on a pre-set course.

As this reporting period drew to a close, China stole the spotlight globally as growth concerns sent the Shanghai Composite Index, a gauge of the Chinese stock market, sharply lower. The People's Bank of China has struggled to stem the market selloff, despite using a wide array of unconventional policy tools. Although global growth concerns linger, U.S. economic data continue to remain solid, indicating the domestic economy is on solid ground. It remains to be seen if the FOMC will look past the market volatility and focus on the more positive domestic outlook as the Committee considers raising rates for the first time since 2006 at its September meeting. (Note: After the close of the period, the FOMC decided to leave the fed funds rate unchanged, maintaining its near zero interest rate policy due to concerns over recent global developments and weak growth abroad. Future monetary policy decisions will be data dependent.)

Performance Analysis

As of August 31, 2015, Morgan Stanley Liquid Asset Fund Inc. had net assets of approximately $7.3 billion and an average portfolio maturity of 10 days. For the 12-month period ended August 31, 2015, the Fund provided a total return of 0.01 percent. For the seven-day period ended August 31, 2015, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and –0.22 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.22 percent (non-subsidized), while its 30-day moving average yield for August was 0.01 percent (subsidized) and –0.21 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

We remain quite comfortable in our conservative approach to managing the Fund. We believe our investment process and focus on credit research and risk management, combined with the continued high degree of liquidity and short maturity position of the Fund, have put us in a favorable position to respond to market uncertainty and regulatory developments. Our investment philosophy continues to revolve around prudent credit, duration, and risk management, and a portfolio that is positioned defensively and with very high levels of liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 08/31/15
Repurchase Agreements	53.4%
Floating Rate Notes	23.1
Time Deposits	7.6
Certificates of Deposit	7.1
Commercial Paper	7.0
Extendible Floating Rate Note	1.8
MATURITY SCHEDULE as of 08/31/15
1 - 30 Days	92.7%
31 - 60 Days	4.4
61 - 90 Days	2.5
91 - 120 Days	0.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests in high quality, short-term debt obligations. In selecting investments, the Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The Fund's investments include the following money market instruments: corporate obligations (including but not limited to commercial paper); debt obligations of U.S.-regulated banks (including U.S. branches or subsidiaries of foreign banks) and instruments secured by those obligations (including certificates of deposit and commercial paper); certificates of deposit of savings banks and savings and loan associations; debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; municipal obligations, including tax-exempt variable rate demand notes; repurchase agreements; and asset-backed securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees, administration fees, shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/01/15 – 08/31/15.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	03/01/15	08/31/15	03/01/15 – 08/31/15
Actual (0.01% return)	$1,000.00	$1,000.05	$1.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.08	$1.28

  @  Expenses are equal to the Fund's annualized expense ratio of 0.25% multiplied by the average account value over the period, multiplied by 185@@/365 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.47%.

  @@  Adjusted to reflect non-business day accruals.

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2015

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (53.5%)
$225,000	ABN Amro Securities LLC, (dated 08/31/15; proceeds $225,000,875; fully collateralized by various U.S. Government agency securities, 0.75% - 7.25% due 12/15/16 - 08/20/45 and U.S. Government obligations, 0.00% - 4.25% due 10/31/15 - 05/15/44; valued at $230,354,661)	0.14%		09/01/15	$225,000,000
155,000	Bank of Nova Scotia, (dated 09/08/14; proceeds $155,345,736; fully collateralized by various U.S. Government agency securities, 1.86% - 6.00% due 02/01/23 - 06/20/61; valued at $159,640,736)	0.22		09/08/15	155,000,000
100,000	Bank of Nova Scotia, (dated 03/06/15; proceeds $100,303,333; fully collateralized by various U.S. Government agency securities, 1.05% - 6.00% due 09/10/15 - 09/01/45 and a U.S. Government obligation, 0.38% due 03/15/16; valued at $102,954,515) (Demand 09/07/15)	0.30	(a)	03/04/16	100,000,000
35,000	Bank of Nova Scotia, (dated 03/04/15; proceeds $35,106,750; fully collateralized by various U.S. Government agency securities, 2.50% - 6.00% due 01/01/26 - 09/01/45; valued at $36,001,547) (Demand 09/07/15)	0.30	(a)	03/04/16	35,000,000
85,000	Bank of Nova Scotia, (dated 01/02/15; proceeds $85,303,285; fully collateralized by various U.S. Government agency securities, 2.28% - 6.00% due 04/18/17 - 09/20/61 and a U.S. Government obligation, 1.00% due 12/15/17; valued at $87,541,683) (Demand 09/07/15)	0.35	(a)	01/04/16	85,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2015 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$150,000	Barclays Capital, Inc., (dated 08/27/15; proceeds $150,003,208; fully collateralized by various U.S. Government agency securities, 3.00% - 5.00% due 12/01/26 - 08/01/45; valued at $154,423,273)	0.11%	09/03/15	$150,000,000
150,000	Barclays Capital, Inc., (dated 08/28/15; proceeds $150,003,208; fully collateralized by various U.S. Government agency securities, 3.00% - 5.00% due 08/01/35 - 08/01/45; valued at $154,435,772)	0.11	09/04/15	150,000,000
200,000	Barclays Capital, Inc., (dated 08/31/15; proceeds $200,000,778; fully collateralized by various U.S. Government agency securities, 3.00% - 4.50% due 11/01/29 - 09/01/45; valued at $205,946,129)	0.14	09/01/15	200,000,000
175,000	Barclays Capital, Inc., (dated 08/31/15; proceeds $175,002,722; fully collateralized by various U.S. Government agency securities, 2.50% - 6.50% due 08/01/25 - 07/01/45; valued at $180,105,572)	0.14	09/04/15	175,000,000
13,640	BNP Paribas Securities Corp., (dated 08/31/15; proceeds $13,640,053; fully collateralized by various U.S. Government agency securities, 2.28% - 6.50% due 05/01/18 - 11/01/44 and a U.S. Government obligation, 1.50% due 11/30/19; valued at $14,033,896)	0.14	09/01/15	13,640,000
400,000	BNY Mellon Capital Markets, (dated 08/31/15; proceeds $400,001,778; fully collateralized by various U.S. Government agency securities, 0.75% - 9.00% due 03/11/16 - 09/01/45 and a U.S. Government obligation, 0.38% due 11/15/15; valued at $411,849,901)	0.16	09/01/15	400,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2015 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$150,000	Credit Agricole Corp., (dated 08/31/15; proceeds $150,000,583; fully collateralized by various U.S. Government agency securities, 1.63% - 9.00% due 12/01/17 - 08/15/45 and a U.S. Government obligation, 2.38% due 06/30/18; valued at $154,553,171)	0.14%	09/01/15	$150,000,000
40,000	Credit Suisse Securities USA, (dated 08/27/15; proceeds $40,003,500; fully collateralized by various U.S. Government obligations, 0.63% - 1.00% due 12/31/16 - 08/31/19; valued at $40,802,380)	0.45	09/03/15	40,000,000
130,000	Credit Suisse Securities USA, (dated 08/03/15; proceeds $130,232,556; fully collateralized by various Corporate Bonds, 0.45% - 13.63% due 12/08/15 - 05/15/45 (b) and U.S. Government agency securities, 0.00% - 6.75% due 12/18/17 - 04/27/40; valued at $134,559,338)	0.70	11/03/15	130,000,000
310,000	Federal Reserve Bank of New York, (dated 08/31/15; proceeds $310,000,431; fully collateralized by a U.S. Government obligation, 3.75% due 08/15/41; valued at $310,433,244)	0.05	09/01/15	310,000,000
50,000	ING Financial Markets LLC, (dated 08/31/15; proceeds $50,000,236; fully collateralized by various Corporate Bonds, 1.38% - 8.63% due 06/07/16 - 04/01/46; valued at $52,502,513)	0.17	09/01/15	50,000,000
15,000	ING Financial Markets LLC, (dated 08/31/15; proceeds $15,000,125; fully collateralized by various Corporate Bonds, 5.00% - 11.25% due 03/01/19 - 05/15/23; valued at $15,900,004)	0.30	09/01/15	15,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2015 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$115,000	JP Morgan Clearing Corp., (dated 07/24/15; proceeds $115,064,400; fully collateralized by various Corporate Bonds, 0.00% due 02/06/17 - 08/01/21 (b); valued at $121,956,089) (Demand 09/07/15)	0.42	(a)%	09/10/15	$115,000,000
89,000	Merrill Lynch Pierce Fenner & Smith, (dated 01/29/15; proceeds $89,350,883; fully collateralized by various Common Stocks; valued at $93,450,008) (Demand 09/01/15)	0.57	(a)	10/05/15	89,000,000
55,000	Mizuho Securities USA, Inc., (dated 08/31/15; proceeds $55,000,260; fully collateralized by various Common Stocks and Preferred Stocks; valued at $57,750,009)	0.17		09/01/15	55,000,000
285,000	RBC Capital Markets LLC, (dated 07/06/15; proceeds $285,093,654; fully collateralized by various U.S. Government agency securities, 3.00% - 4.00% due 07/01/30 - 07/20/45; valued at $293,154,949) (Demand 09/07/15)	0.13	(a)	10/05/15	285,000,000
37,500	RBC Capital Markets LLC, (dated 07/13/15; proceeds $37,526,833; fully collateralized by various Corporate Bonds, 0.51% - 8.25% due 10/09/15 - 05/15/46; valued at $39,375,000) (Demand 09/07/15)	0.28	(a)	10/13/15	37,500,000
30,000	RBC Capital Markets LLC, (dated 06/17/15; proceeds $30,021,750; fully collateralized by various Corporate Bonds, 0.00% - 10.20% due 09/15/15 - 05/15/46; valued at $31,500,001) (Demand 09/07/15)	0.29	(a)	09/15/15	30,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2015 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$20,000	RBC Capital Markets LLC, (dated 06/16/15; proceeds $20,014,661; fully collateralized by various Corporate Bonds, 0.00% - 8.25% due 10/09/15 - 05/15/46; valued at $21,000,001) (Demand 09/07/15)	0.29	(a)%	09/15/15	$20,000,000
15,000	RBC Capital Markets LLC, (dated 06/03/15; proceeds $15,013,125; fully collateralized by various Corporate Bonds, 3.15% - 11.75% due 02/15/16 - 07/15/42 (b); valued at $15,900,000)	0.35		09/01/15	15,000,000
19,500	RBC Capital Markets LLC, (dated 06/15/15; proceeds $19,517,252; fully collateralized by various Corporate Bonds, 3.15% - 11.75% due 03/15/16 - 10/01/46 (b); valued at $20,670,001) (Demand 09/07/15)	0.35	(a)	09/14/15	19,500,000
30,000	RBC Capital Markets LLC, (dated 08/04/15; proceeds $30,026,250; fully collateralized by various Corporate Bonds, 4.13% - 11.75% due 03/15/16 - 06/15/35; valued at $31,800,001) (Demand 09/07/15)	0.35	(a)	11/02/15	30,000,000
35,000	RBC Capital Markets LLC, (dated 07/13/15; proceeds $35,047,406; fully collateralized by various Corporate Bonds, 4.25% - 12.63% due 05/16/17 - 07/15/42; valued at $37,100,001)	0.53		10/13/15	35,000,000
550,000	RBS Securities, Inc., (dated 08/31/15; proceeds $550,001,986; fully collateralized by various U.S. Government agency securities, 0.00% - 4.88% due 09/01/15 - 02/25/28; valued at $561,000,286)	0.13		09/01/15	550,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2015 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$95,000	Scotia Capital USA, Inc., (dated 08/31/15; proceeds $95,000,713; fully collateralized by various Corporate Bonds, 2.24% - 9.75% due 09/10/15 - 02/01/22; valued at $100,753,770)	0.27%	09/01/15	$95,000,000
30,000	SG Americas Securities, (dated 08/31/15; proceeds $30,000,242; fully collateralized by various Corporate Bonds, 1.55% - 11.50% due 01/15/16 - 10/01/77 (b); valued at $31,626,135)	0.29	09/01/15	30,000,000
15,000	TD Securities USA LLC, (dated 08/31/15; proceeds $15,000,058; fully collateralized by various Corporate Bonds, 1.45% - 7.25% due 03/29/17 - 08/15/38; valued at $15,750,000)	0.14	09/01/15	15,000,000
30,000	Wells Fargo Securities LLC, (dated 08/31/15; proceeds $30,043,983; fully collateralized by various Corporate Bonds, 2.70% - 9.75% due 01/15/18 - 10/01/29 (b); valued at $31,794,543)	0.58	11/30/15	30,000,000
53,000	Wells Fargo Securities LLC, (dated 07/27/15; proceeds $53,092,441; fully collateralized by various Common Stocks, Convertible Bonds, 0.00% - 5.00% due 11/15/16 - 09/30/43, a Convertible Preferred Stock and various Preferred Stocks; valued at $58,952,331)	0.69	10/26/15	53,000,000
	Total Repurchase Agreements (Cost $3,887,640,000)			3,887,640,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2015 continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (c)	MATURITY DATE	VALUE
	Floating Rate Notes (23.2%)
	Automobiles (0.5%)
$37,000	Toyota Motor Credit Corp.	0.28%	09/21/15	11/17/15	$37,000,000
	Domestic Banks (7.8%)
35,000	Bank of America Corp.	0.29	09/08/15	12/07/15	35,000,000
80,750	HSBC Bank USA NA	0.34	09/24/15	11/24/15	80,750,000
220,000	JP Morgan Chase Bank NA	0.44	09/08/15	05/06/16 - 06/07/16	220,000,000
138,000	Wells Fargo Bank NA (d)	0.40	09/21/15	06/17/16	138,000,000
89,250	Wells Fargo Bank NA	0.41	09/15/15	06/14/16	89,250,000
					563,000,000
	International Banks (14.9%)
88,000	Bank of Montreal	0.29	09/21/15 - 09/23/15	10/23/15 - 11/19/15	88,000,000
143,750	Bank of Nova Scotia	0.28 - 0.43	09/03/15 - 10/30/15	09/03/15 - 01/29/16	143,750,000
108,250	BNP Paribas SA	0.33 - 0.45	09/02/15 - 09/30/15	09/30/15 - 12/23/15	108,250,000
135,000	Credit Industriel et Commercial	0.34 - 0.35	09/02/15 - 09/18/15	09/18/15 - 11/04/15	135,000,000
50,000	Credit Suisse	0.39	09/10/15	12/09/15	50,000,000
144,000	Royal Bank of Canada	0.40	10/01/15	06/30/16	143,996,171
73,000	Sumitomo Mitsui Banking Corp.	0.36	09/22/15	10/22/15	73,000,000
109,000	Svenska Handelsbanken AB	0.30	09/17/15	12/17/15	109,000,000
87,000	Toronto Dominion Bank	0.26 - 0.31	09/02/15 - 11/06/15	11/02/15 - 11/06/15	87,000,000
108,000	UBS AG	0.39	09/14/15	12/14/15	108,000,000
25,000	Westpac Banking Corp. (d)	0.29	09/18/15	09/18/15	25,000,481
11,000	Westpac Banking Corp.	1.04	09/25/15	09/25/15	11,005,322
					1,082,001,974
	Total Floating Rate Notes (Cost $1,682,001,974)				1,682,001,974

		ANNUALIZED YIELD ON DATE OF PURCHASE
	Time Deposits (7.6%)
	International Banks
150,000	Credit Agricole CIB Grand Cayman	0.07%	09/01/15	150,000,000
250,000	Lloyds Bank PLC (New York Branch)	0.07	09/01/15	250,000,000
5,000	National Australia Bank Ltd. (Cayman)	0.06	09/01/15	5,000,000
150,000	Skandinaviska Enskilda Banken AB	0.07	09/01/15	150,000,000
	Total Time Deposits (Cost $555,000,000)			555,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  August 31, 2015 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Certificates of Deposit (7.1%)
	International Banks
$60,000	Bank of Montreal	0.13%	09/03/15	$60,000,000
25,000	Credit Industriel et Commercial	0.15	09/02/15	25,000,000
110,000	Lloyds Bank PLC	0.14	09/01/15	110,000,000
111,000	Mizuho Bank Ltd.	0.28	09/16/15	111,000,000
86,500	Oversea Chinese Banking Corp.	0.23 - 0.24	09/16/15	86,499,792
125,000	Sumitomo Mitsui Banking Corp.	0.14 - 0.28	09/04/15 - 09/17/15	125,000,000
	Total Certificates of Deposit (Cost $517,499,792)			517,499,792
	Commercial Paper (7.0%)
	Domestic Bank (0.4%)
30,000	Barclays U.S. Funding LLC	0.13	09/01/15	30,000,000
	International Banks (6.6%)
185,000	Caisse Des Depots Et	0.20	09/21/15	184,979,444
100,000	DBS Bank Ltd.	0.24	09/17/15 - 09/18/15	99,989,000
125,500	Macquarie Bank Ltd.	0.32	09/17/15 - 09/18/15	125,481,593
16,000	Natixis SA	0.07	09/01/15	16,000,000
50,000	Oversea Chinese Banking Corp.	0.24	09/17/15	49,994,667
				476,444,704
	Total Commercial Paper (Cost $506,444,704)			506,444,704

		COUPON RATE (a)	DEMAND DATE (c)
	Extendible Floating Rate Note (1.8%)
	International Bank
130,000	Svenska Handelsbanken AB (d) (Extendible Maturity Date 02/12/16) (Cost $130,000,000)	0.37%	09/15/15	05/13/16	130,000,000

Total Investments (Cost $7,278,586,470) (e)	100.2%	7,278,586,470
Liabilities in Excess of Other Assets	(0.2)	(11,022,576)
Net Assets	100.0%	$7,267,563,894

  (a)  Rate shown is the rate in effect at August 31, 2015.

  (b)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of August 31, 2015.

  (c)  Date of next interest rate reset.

  (d)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (e)  The aggregate cost for Federal income tax purpose is the same as the cost for book purposes.

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments in securities, at value (cost $7,278,586,470, including value of repurchase agreements of $3,887,640,000)	$7,278,586,470
Cash	178,728
Receivable for:
Capital stock sold	114,142,097
Interest	2,013,537
Prepaid expenses and other assets	240,076
Total Assets	7,395,160,908
Liabilities:
Payable for:
Capital stock redeemed	124,724,169
Transfer and sub transfer agent fees	1,305,292
Advisory fees	700,193
Administration fees	297,685
Dividends to shareholders	5,982
Accrued expenses and other payables	563,693
Total Liabilities	127,597,014
Net Assets	$7,267,563,894
Composition of Net Assets:
Paid-in-capital	$7,267,492,191
Accumulated undistributed net investment income	92,827
Accumulated net realized loss	(21,124)
Net Assets	$7,267,563,894
Net Asset Value Per Share 7,267,618,065 shares outstanding (50,000,000,000 shares authorized of $0.01 par value)	$1.00

Statement of Operations

For the year ended August 31, 2015

Net Investment Income:
Interest Income	$17,497,207
Expenses
Advisory fees (Note 3)	17,492,366
Shareholder services fees (Note 4)	7,269,385
Administration fees (Note 3)	3,634,693
Transfer and sub transfer agent fees (Note 5)	3,519,673
Shareholder reports and notices	797,286
Custodian fees	238,894
Directors' fees and expenses	175,572
Professional fees	117,987
Registration fees	69,784
Other	177,138
Total Expenses	33,492,778
Less: amounts waived/reimbursed (Note 4)	(16,722,234)
Net Expenses	16,770,544
Net Investment Income	726,663
Net Realized Gain	30,055
Net Increase	$756,718

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2015	FOR THE YEAR ENDED AUGUST 31, 2014
Increase (Decrease) in Net Assets: Operations:
Net investment income	$726,663	$830,602
Net realized gain	30,055	25,924
Net Increase	756,718	856,526
Dividends to shareholders from net investment income	(726,663)	(830,602)
Net decrease from capital stock transactions	(347,040,519)	(1,618,735,248)
Net Decrease	(347,010,464)	(1,618,709,324)
Net Assets:
Beginning of period	7,614,574,358	9,233,283,682
End of Period (Including accumulated undistributed net investment income of $92,827 and $96,800)	$7,267,563,894	$7,614,574,358

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2015

1. Organization and Accounting Policies

Morgan Stanley Liquid Asset Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was incorporated in Maryland on September 3, 1974 and commenced operations on September 22, 1975.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

Repurchase agreements are subject to Master Repurchase Agreements, which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2015 continued

assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2015 continued

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2015.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Repurchase Agreements	$—	$3,887,640,000	$—	$3,887,640,000
Floating Rate Notes	—	1,682,001,974	—	1,682,001,974
Time Deposits	—	555,000,000	—	555,000,000
Certificates of Deposit	—	517,499,792	—	517,499,792
Commercial Paper	—	506,444,704	—	506,444,704
Extendible Floating Rate Note	—	130,000,000	—	130,000,000
Total Assets	$—	$7,278,586,470	$—	$7,278,586,470

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of August 31, 2015, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% to the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% to the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% to the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.196% to the portion of the daily net assets exceeding $30 billion. For the year ended August 31, 2015, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.11% of the Fund's average daily net assets.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2015 continued

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Shareholder Services Plan

Pursuant to a Shareholder Services Plan (the "Plan"), the Fund may pay Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator, as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended August 31, 2015, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor and Adviser/Administrator have agreed to waive all or a portion of the Fund's shareholder services fee, advisory fee and administration fee, respectively, and/or reimburse expenses, to the extent that total expenses exceed total income of the Fund on a daily basis. For the year ended August 31, 2015, the Distributor waived $7,269,385, and the Adviser waived $9,452,849. These fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's Prospectus or until such time that the Fund's Board of Directors, (the "Directors"), act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2015 continued

6. Transactions with Affiliates

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended August 31, 2015, included in "Directors' fees and expenses" in the Statement of Operations amounted to $3,604. At August 31, 2015, the Fund had an accrued pension liability of $57,164, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Capital Stock

Transactions in capital stock, at $1.00 per share, were as follows:

	FOR THE YEAR ENDED AUGUST 31, 2015	FOR THE YEAR ENDED AUGUST 31, 2014
Shares sold	23,826,314,964	27,461,057,066
Shares issued in reinvestment of dividends	726,663	830,602
	23,827,041,627	27,461,887,668
Shares redeemed	(24,174,082,146)	(29,080,622,916)
Net decrease in shares outstanding	(347,040,519)	(1,618,735,248)

8. Risks Relating to Certain Financial Instruments

The Fund may invest in, or receive as collateral for repurchase agreements, securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2015 continued

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may enter into repurchase agreements under which the Fund sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended August 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2014 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$726,663	$830,602

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  August 31, 2015 continued

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to deferred compensation, resulted in the following reclassifications among the Fund's components of net assets at August 31, 2015:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(3,973)	$3,973	$—

At August 31, 2015, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$300,039	$—

At August 31, 2015, the Fund had available for Federal income tax purposes unused short term capital losses of $21,124 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended August 31, 2015, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $34,028.

10. Money Market Fund Regulation

The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). At this time, management is evaluating the implications of these amendments and their impact to the Fund's operations, financial statements and accompanying notes.

Morgan Stanley Liquid Asset Fund Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED AUGUST 31,
	2015		2014		2013		2012		2011
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)
Less dividends from net investment income	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)(2)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios to Average Net Assets:
Net expenses	0.23	%(3)	0.19	%(3)	0.23	%(3)	0.25	%(3)	0.25	%(3)
Net investment income	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.01	%(3)
Supplemental Data:
Net assets, end of period, in millions	$7,268		$7,615		$9,233		$10,366		$6,155

  (1)  Amount is less than $0.001.

  (2)  Includes capital gain distribution of less than $0.001.

  (3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
August 31, 2015	0.46%	(0.22)%
August 31, 2014	0.45	(0.25)
August 31, 2013	0.45	(0.21)
August 31, 2012	0.47	(0.21)
August 31, 2011	0.58	(0.32)

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Liquid Asset Fund Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Liquid Asset Fund Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Liquid Asset Fund Inc. at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 20, 2015

Morgan Stanley Liquid Asset Fund Inc.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was equal to its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

Morgan Stanley Liquid Asset Fund Inc.

Investment Advisory Agreement Approval (unaudited) continued

The Board noted that the Fund's contractual management fee and total expense ratio were lower than its peer group averages, but the actual management fee was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; (ii) management fee was acceptable; and (iii) total expense ratio was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the

Morgan Stanley Liquid Asset Fund Inc.

Investment Advisory Agreement Approval (unaudited) continued

historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Liquid Asset Fund Inc.

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

Morgan Stanley Liquid Asset Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

Morgan Stanley Liquid Asset Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.

Morgan Stanley Liquid Asset Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

Morgan Stanley Liquid Asset Fund Inc.

Director and Officer Information (unaudited) continued

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Liquid Asset Fund Inc.

Trustee and Officer Information (unaudited)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that Joseph J. Kearns, an “independent” Director, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2015

	Registrant		Covered Entities(1)
Audit Fees	$35,016		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$3,000	(3)	$7,795,325	(4)
All Other Fees	$—		$212,000	(5)
Total Non-Audit Fees	$3,000		$8,007,325

Total	$38,016		$8,007,325

2014

	Registrant		Covered Entities(1)
Audit Fees	$33,664		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$3,765	(3)	$8,772,985	(4)
All Other Fees	$—		$280,341	(5)
Total Non-Audit Fees	$3,765		$9,053,326

Total	$37,429		$9,053,326

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Liquid Asset Fund Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
October 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
October 20, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 20, 2015